UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2010

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32976	33-0675808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street, Hopkinton, Massachusetts	01748
(Address of Principal Executive Offices)	(Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
SIGNATURES
EX-2.1 Agreement and Plan of merger
EX-23.1 Consent of Independent Registered Public Accounting Firm
99.1 Financial Statements listed in Item 9.01(a)
99.2 Pro Forma Financial Information listed in Item 9.01(b)
99.3 Press Release

This Amendment No. 1 to Current Report on Form 8-K/A amends Caliper’s previously filed Current Report on Form 8-K filed with the SEC on December 21, 2010 to include the financial statements required by Item 9.01. All of the other information contained in the previously filed Form 8-K remains unchanged. As described in Item 2.01 of the previously filed Form 8-K, on December 17, 2010 Caliper Life Sciences, Inc., a Delaware corporation (“Caliper”), completed its previously announced plan to acquire Cambridge Research & Instrumentation, Inc., a Delaware corporation (“CRi”) pursuant to the terms and conditions of an Agreement and Plan of Merger dated December 8, 2010 among Caliper, Cricket Acquisition Corporation., a Delaware corporation and direct wholly owned subsidiary of Caliper (“Merger Sub”), and Theodore I. Les, as representative of the stockholders of CRi. With the completion of the merger of Merger Sub with and into CRi, CRi became a wholly owned subsidiary of Caliper.

Listed below are the financial statements and pro forma financial information required to be included as a part of this report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Report of Independent Registered Public Accounting Firm

Cambridge Research & Instrumentation, Inc Consolidated Balance Sheet as of March 31, 2010

Cambridge Research & Instrumentation, Inc Consolidated Statement of Operations for the year ended March 31, 2010

Cambridge Research & Instrumentation, Inc Consolidated Statement of Shareholders’ Deficit for the year ended March 31, 2010

Cambridge Research & Instrumentation, Inc Consolidated Statement of Cash Flows for the year ended March 31, 2010

Cambridge Research & Instrumentation, Inc Notes to Consolidated Financial Statements

Cambridge Research & Instrumentation, Inc Consolidated Balance Sheet as of September 30, 2010 (unaudited)

Cambridge Research & Instrumentation, Inc Consolidated Statement of Operations for the six months ended September 30, 2010 and 2009 (unaudited)

Cambridge Research & Instrumentation, Inc Consolidated Statement of Shareholders’ Deficit for the six months ended September 30, 2010 (unaudited)

Cambridge Research & Instrumentation, Inc Consolidated Statement of Cash Flows for the six months ended September 30, 2010 and 2009 (unaudited)

Cambridge Research & Instrumentation, Inc Notes to Consolidated Financial Statements (unaudited)

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009

(d)       Exhibits

Exhibit
Number	Description of document
2.1

Agreement and Plan of Merger, dated as of December 8, 2010, by and among Caliper, Merger Sub, CRi and Theodore I. Les, solely in his capacity as the representative of the stockholders of CRi (incorporated by reference to Exhibit 2.1 of Caliper’s Form 8-K filed with the SEC on December 21, 2010, File No. 001-32976).

23.1	Consent of PricewaterhouseCoopers, LLP

99.1	Financial Statements listed in Item 9.01(a).

99.2	Pro Forma Financial Information listed in Item 9.01(b).

99.3

Press release entitled “Caliper Life Sciences Completes Previously Announced CRi Acquisition” (incorporated by reference to Exhibit 99.1 of Caliper’s Form 8-K filed with the SEC on December 21, 2010, File No. 001-32976).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caliper Life Sciences, Inc.

Dated: February 10, 2011	By:	/s/ PETER F. MCAREE
Peter F. McAree
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)